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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 28, 2002

                                ANDRX CORPORATION
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             (Exact name of registrant as specified in its charter)


               Delaware                                  0-31475                               65-1013859
---------------------------------------- ----------------------------------------- -----------------------------------
    (State or other jurisdiction of              (Commission File Number)          (IRS Employer Identification No.)
            incorporation)

                        4955 Orange Drive, Davie, Florida                                          33314
    ------------------------------------------------------------------------           -------------------------------
                     (Address of principal executive offices)                                    (Zip Code)

       Registrant's telephone number, including area code: (954) 584-0300

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 5. OTHER EVENTS

On March 28, 2002, the Registrant issued a press release setting forth notice of its decision to convert all outstanding shares of its Andrx Corporation - Cybear Group common stock (Nasdaq: CYBA) into shares of Andrx Corporation - Andrx Group common stock (Nasdaq: ADRX) effective May 17, 2002, in accordance with the terms of the Registrant's Certificate of Incorporation.

A copy of the press release is attached as Exhibit 99 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99 -- Press Release dated March 28, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ANDRX CORPORATION

Date:  March 28, 2002                   By:  /s/ Scott Lodin
                                           -----------------------------------
                                                 Scott Lodin
                                                 Executive Vice President,
                                                 General Counsel and Secretary